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                                                                   Exhibit 10.15

             Schedule of Omitted Management Subscription Agreements

      The following documents have been omitted as Exhibits to the Annual Report on Form 10-K because they are on substantially identical terms as Exhibit 10.14 in all material respects other than with respect to the numbers and purchase prices of shares purchased by each of the executives under the agreements.


                 Agreement                                 # of Shares
-----------------------------------------------           -------------
1.  Management Subscription Agreement
      between the Company and Edwin P. Kuhn                  15,452

2.  Management Subscription Agreement
      between the Company and James W. George                11,590

3.  Management Subscription Agreement
      between the Company and Michael H.
      Hinderliter                                            11,590

4.  Management Subscription Agreement
      between the Company and Timothy L.                      7,727
      Doane

5.  Management Subscription Agreement
      between the Company and Steven C. Lee                   3,864